Exhibit 99.2

Luminar Technologies, Inc. Initiates Voluntary Chapter 11 Proceedings to
Facilitate Value-Maximizing Sale Process

Enters Chapter 11 with Support from Noteholders to Fund Process with Existing Cash on Hand

Reaches Agreement to Sell LSI to Quantum Computing Inc. for $110 Million in Cash

Continues to Deliver High-Performance LiDAR and Related Services and Support to Customers

Orlando, Fla. — December 15, 2025 —Luminar Technologies, Inc. (NASDAQ: LAZR) (the “Company” or “Luminar”), a leading global technology company, today announced that it has initiated voluntary chapter 11 cases in the U.S. Bankruptcy Court for the Southern District of Texas (the “Court”). The Company has entered chapter 11 with the support of approximately 91.3% of its first lien noteholders and approximately 85.9% of its second lien noteholders (the “Ad Hoc Group”) to facilitate value-maximizing sale processes for its LiDAR business (“LiDARCo”) and for the equity of its Luminar Semiconductors. Inc. (“LSI”) subsidiary. LSI is not a debtor in Luminar’s chapter 11 cases and its operations are expected to be unaffected by the chapter 11 filing.

Prior to initiating these chapter 11 cases, the Company entered into an agreement with Quantum Computing Inc. (“QCi”) pursuant to which QCi will purchase the equity of LSI for cash consideration of $110 million (subject to customary adjustments), subject to higher or better offers under the sale process the Company is seeking to conduct under section 363 of the Bankruptcy Code.

To facilitate these transactions, fund the chapter 11 cases and support operations throughout the marketing and sale process, the Ad Hoc Group has consented to Luminar’s use of approximately $25 million of cash on hand pursuant to an agreed cash collateral order.

“These transactions provide Luminar with the best opportunity to maximize value for all of its stakeholders,” said Paul Ricci, CEO of Luminar. “Over the past six months, we have taken meaningful steps to drive operational discipline, streamline our cost structure, and sharpen our strategic direction, but our legacy debt obligations and the pace of industry adoption have challenged our ability to operate the business in a sustainable way. After a comprehensive review of our alternatives, the board determined that a court-supervised sale process is the best path forward. As we navigate this process, our top priority is to continue delivering the same quality, reliability and service our customers have come to expect from us.”

During the chapter 11 cases, Luminar expects to continue operating its business and working closely with its suppliers and partners to minimize disruptions and maintain delivery of its LiDAR hardware and software. To that end, Luminar has filed a number of customary “First Day Motions.” Upon Court approval, these motions will enable the Company to, among other things, continue payment of employee wages and benefits, honor commitments to customers, and satisfy obligations to vendors and partners incurred after the filing date.

Additional Information about the Court-Supervised Sale Process

The Company has filed a motion seeking authorization to conduct sale processes for the LSI equity and the LiDAR business designed to achieve the highest or otherwise best offer for the assets pursuant to section 363 of U.S. Bankruptcy Code. The motion sets out proposed bidding procedures for both sales, along with a proposed timeline that, given the extensive marketing processes already conducted by the Company, anticipates completion of the transactions by the end of January 2026, subject to Bankruptcy Court approval and other customary closing conditions.

Additional information regarding Luminar’s chapter 11 process, including court filings, is available at https://omniagentsolutions.com/Luminar, by calling the Company’s claims agent, Omni Agent Solutions at (888) 901-3403 (U.S. & Canada toll free) or +1 (747) 293-0190 (International), or by emailing LuminarInquiries@OmniAgnt.com.

Advisors

As previously announced, Luminar has engaged Weil, Gotshal & Manges LLP, as legal advisor, Jefferies LLC, as investment banking advisor, and Portage Point Partners, LLC, as restructuring advisor, to assist Luminar in analyzing and evaluating potential strategic alternatives and initiatives to improve liquidity.

About Luminar:

Luminar is a global technology company advancing safety, security and autonomy across automotive, commercial, and defense sectors. Its proprietary LiDAR hardware, software, semiconductor and photonics technologies have been developed in-house to meet the demanding performance and scalability requirements of applications spanning passenger vehicles, trucking, logistics, industrial, security, and more. With series production underway and commercial traction across industries, Luminar is uniquely positioned to deliver the next generation of advanced, mission-critical LiDAR and photonics solutions. For more information, please visit www.luminartech.com.

Forward-Looking Statements

This press release contains certain “forward-looking statements.” All statements other than statements of historical fact are “forward-looking” statements for purposes of the U.S. federal and state securities laws, including the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “our vision,” “plan,” “potential,” “preliminary,” “predict,” “should,” “will,” or “would” or the negative thereof or other variations thereof or comparable terminology. These forward-looking statements are subject to a number of factors and uncertainties that could cause the Company’s actual results to differ materially from those expressed in or contemplated by the forward-looking statements. Such factors include, but are not limited to: risks attendant to the bankruptcy process, including the Company’s ability to obtain court approval from the Court with respect to motions or other requests made to the Court throughout the course of the chapter 11 cases; the ability to negotiate and confirm a sale of LSI and LiDARCo. under section 363 of the Bankruptcy Code; the effects of the chapter 11 cases, including increased legal and other professional costs necessary to execute the Company’s liquidation, on the Company’s liquidity (including the availability of operating capital during the pendency of the chapter 11 cases), results of operations or business prospects; the effects of the chapter 11 cases on the interests of various constituents and financial stakeholders; the length of time that the Company will operate under chapter 11 protection and the continued availability of operating capital during the pendency of the chapter 11 cases; objections to the Company’s restructuring process or other pleadings filed that could protract the chapter 11 cases; risks associated with third-party motions in the chapter 11 cases; Court rulings in the chapter 11 cases and the outcome of the chapter 11 cases in general; the Company’s ability to comply with the restrictions imposed by the terms and conditions of its financing arrangements; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties and regulatory authorities as a result of the chapter 11 cases; the impact and timing of any cost-savings measures and related local law requirements in various jurisdictions; finalization of the Company’s annual and quarterly financial statements; risks relating to the delisting of the Common Stock from Nasdaq and future quotation of the Common Stock; the impact of litigation and regulatory proceedings; the impact and timing of any cost-savings measures; and other factors discussed in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (the “SEC”). These risks and uncertainties may cause the Company’s actual results, performance, liquidity or achievements to differ materially from any future results, performance, liquidity or achievements expressed or implied by these forward-looking statements. For a further list and description of such risks and uncertainties, please refer to the Company’s filings with the SEC that are available at www.sec.gov. The Company cautions you that the list of important factors included in the Company’s SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this report may not in fact occur. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Contact Information

Investor Relations:
Yarden Amsalem
Investors@luminartech.com

Media Relations:

Jude Gorman / Dylan O’Keefe
Collected Strategies
Luminar-CS@collectedstrategies.com
Press@luminartech.com